Execution Version 758054905.6 SECOND AMENDMENT TO CREDIT AGREEMENT THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 10, 2023, is entered into among ALTI GLOBAL HOLDINGS, LLC (f/k/a Alvarium Tiedemann Holdings, LLC), a Delaware limited liability company (the “Borrower”), the Lenders party hereto and BMO BANK N.A. (f/k/a BMO Harris Bank N.A.), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized and/or initially capitalized terms used in this Amendment shall have the meanings ascribed to them in the Amended Credit Agreement (as hereinafter defined). A. WHEREAS, the Borrower, the other Loan Parties, certain financial institutions party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of January 3, 2023 (as previously amended, the “Credit Agreement”); and B. WHEREAS, the Borrower has requested that the Credit Agreement be amended to, among other things, temporarily adjust the financial covenants set forth therein (the Credit Agreement as so amended being referred to as the “Amended Credit Agreement”) and the Lenders are willing to amend the Credit Agreement on the terms set forth below; NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows: 1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2, the Credit Agreement is amended as follows: (a) Section 1.1 is hereby amended by adding the following definitions in proper alphabetical order: “Amendment Period” means the period from the Second Amendment Effective Date until the Amendment Period End Date. “Amendment Period End Date” means, beginning with the March 31, 2024 financial statements, the first date the Administrative Agent receives financial statements required to be delivered pursuant to Sections 6.5(a) or (b) and a Compliance Certificate demonstrating compliance by Ultimate Parent with Section 7.13. “Commitment Block” means (a) during the Amendment Period, an amount equal to $40,000,000 and (b) at all times thereafter, an amount equal to $0. “Second Amendment Effective Date” means November 10, 2023. (b) Section 1.1 is hereby amended by amending and restating the definition of “Applicable Margin” in its entirety to read as follows: “Applicable Margin” means, with respect to Loans, Reimbursement Obligations, the Commitment Fee and the L/C Fee, the rates per annum determined in accordance with Schedule 1C. (c) Section 2.2 is hereby amended and restated in its entirety to read as follows:

2 Section 2.2 Revolving Credit Commitments. Subject to the terms and conditions hereof, each Lender, by its acceptance hereof, severally agrees to make a loan or loans (individually a “Revolving Loan” and collectively for all the Lenders the “Revolving Loans”) in U.S. Dollars to Borrower from time to time on a revolving basis up to the amount of (x) such Lender’s Revolving Credit Commitment minus (y) an amount equal to the Commitment Block multiplied by such Lender’s Revolver Percentage, subject to any reductions thereof pursuant to the terms hereof, before the Revolving Credit Termination Date. The sum of the aggregate principal amount of Revolving Loans and L/C Obligations at any time outstanding shall not exceed an amount equal to the Revolving Credit Commitments minus the Commitment Block, in each case, as in effect at such time. Each Borrowing of Revolving Loans shall be made ratably by the Lenders in proportion to their respective Revolver Percentages. As provided in Section 2.6(a), Borrower may elect that each Borrowing of Revolving Loans be either Base Rate Loans or SOFR Loans. Revolving Loans may be repaid and the principal amount thereof reborrowed before the Revolving Credit Termination Date, subject to the terms and conditions hereof. (d) Section 2.8(b)(ii) is hereby amended and restated in its entirety to read as follows: (ii) If after the Closing Date Ultimate Parent or any Subsidiary shall (A) issue any Indebtedness, other than Indebtedness permitted by Section 7.1(a) through (p) and (r) through (u), or (B) issue any equity securities, Borrower shall promptly notify Administrative Agent of the estimated Net Cash Proceeds of such issuance to be received by or for the account of Ultimate Parent or such Subsidiary in respect thereof. Promptly upon receipt by Ultimate Parent or such Subsidiary of Net Cash Proceeds of such issuance, Borrower shall prepay the Obligations in an aggregate amount equal to 100% of the amount of such Net Cash Proceeds. The amount of each such prepayment shall be applied first to the outstanding Term Loans (to be applied to the remaining amortization payments on the Term Loans in the inverse order of maturity) until paid in full and then to the Revolving Credit with a corresponding reduction in the Revolving Credit Commitments until the Revolving Credit Commitment of the Lenders is reduced to $50,000,000 in the aggregate. Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the Lenders for any breach of Section 7.1 or Section 8.1(i) or any other terms of the Loan Documents. (e) Clause (iv) of Section 7.6 is hereby amended and restated in its entirety to read as follows: (iv) beginning after the Amendment Period End Date, the making of Restricted Payments in an aggregate amount not to exceed in any fiscal year the greater of (x) $12,000,000 and (y) 17.5% of Consolidated EBITDA for the most recently ended Test Period, provided that (A) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (B) Ultimate Parent shall be in compliance with the covenants set forth in Section 7.13 on a pro forma basis (as of the fiscal quarter then last ended for which financial statements have been delivered to Administrative Agent) after giving effect to such Restricted Payment (f) Section 7.13 is hereby amended and restated in its entirety to read as follows:

3 Section 7.13 Financial Covenants (a) Total Leverage Ratio. As of the last day of each Computation Period, Ultimate Parent shall not permit the Total Leverage Ratio to be greater than, for the Computation Period(s) ending (i) September 30, 2023, 5.75 to 1.00, (ii) December 31, 2023, 6.50 to 1.00 and (iii) March 31, 2024 and thereafter, 3.50 to 1.00. (b) Interest Coverage Ratio. As of the last day of each Computation Period, Ultimate Parent shall not permit the Interest Coverage Ratio to be less than, for the Computation Period(s) ending (i) September 30, 2023, 2.00 to 1.00, (ii) December 31, 2023, 1.75 to 1.00 and (iii) March 31, 2024 and thereafter, 4.00 to 1.00. (c) Modified Leverage Ratio. As of the last day of each Computation Period, Ultimate Parent shall not permit the Total Modified Leverage Ratio to be greater than, for the Computation Period(s) ending (i) September 30, 2023, 5.75 to 1.00, (ii) December 31, 2023, 6.25 to 1.00 and (iii) March 31, 2024 and thereafter, 4.25 to 1.00. (g) Schedule 1C attached hereto is hereby added as Schedule 1C to the Credit Agreement. 2. Conditions Precedent to Amendment. So long as no Default or Event of Default exists, this Amendment shall become effective upon (i) receipt by the Administrative Agent of counterparts hereof signed by the Borrower and the Required Lenders and (ii) the Administrative Agent having received payment in full of all fees and expenses (including reasonable and documented accrued fees and expenses of counsel to the Administrative Agent), which are due and payable under the Loan Documents on or before the date hereof. 3. Representations. The Borrower hereby represents and warrants on behalf of itself and each other Loan Party that: (a) each representation and warranty set forth in the Amended Credit Agreement and the other Loan Documents, is and will be true and correct in all material respects as of the date hereof; provided that any such representation or warranty which expressly relates to a given date or period shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be, and any representation and warranty that is qualified as to “materiality”, “material adverse effect” or similar language shall be true and correct (after giving effect to such qualification therein) in all respects and (b) no Default or Event of Default shall have occurred and be continuing. 4. Ratification. As herein amended, the Amended Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Amended Credit Agreement and the other Loan Documents to “Credit Agreement” or similar terms shall refer to the Amended Credit Agreement. The Borrower (for itself and each of the other Loan Parties), the Administrative Agent and the Lenders agree that each of the Amended Credit Agreement and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law). Except as otherwise expressly provided herein, for all matters arising prior to the effective date of this Amendment, the Credit Agreement (as unmodified by this Amendment) shall control.

4 5. Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Amendment, and the rights and duties of the parties hereto, shall be governed by and construed and determined in accordance with the internal laws of the State of New York. 6. Miscellaneous. (a) Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, each of which shall constitute an original, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment and such counterpart shall be deemed to be an original hereof. (b) Severability of Provisions. Any provision of this Amendment which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Amendment may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Amendment are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Amendment invalid or unenforceable. (c) Incorporation. The provisions of Sections 11.21 and 11.22 of the Credit Agreement are incorporated into this Amendment as if fully set forth herein, mutatis mutandis. [Signatures Immediately Follow]

Signature Page to Second Amendment to Credit Agreement BMO BANK N.A., as Administrative Agent, L/C Issuer and a Lender By: Name: Michael Orphanides Title: Managing Director

Schedule 1C Pricing Schedule The Applicable Margin with respect to Loans, Reimbursement Obligations, the Commitment Fee and the L/C Fee shall be, from the Second Amendment Effective Date until the first Pricing Date to occur thereafter, the rates per annum shown opposite Level VII below, and thereafter from one Pricing Date to the next Pricing Date until the Amendment Period End Date, the Applicable Margin means the rates per annum determined in accordance with the following schedule: Level Total Leverage Ratio for Such Pricing Date Applicable Margin for Base Rate Loans and Reimbursement Obligations shall be: Applicable Margin for SOFR Loans and L/C Fee shall be: Applicable Margin for Commitment Fee shall be: VII Greater than 3.5 to 1.0 2.50% 3.50% 0.60% VI Less than or equal to 3.5 to 1.0, but greater than 3.0 to 1.0 2.25% 3.25% 0.55% V Less than or equal to 3.0 to 1.0, but greater than 2.5 to 1.0 2.00% 3.00% 0.50% IV Less than or equal to 2.5 to 1.0, but greater than 2.0 to 1.0 1.75% 2.75% 0.45% III Less than or equal to 2.0 to 1.0, but greater than 1.5 to 1.0 1.50% 2.50% 0.40% II Less than or equal to 1.5 to 1.0, but greater than 1.0 to 1.0 1.25% 2.25% 0.35% I Less than or equal to 1.0 to 1.0 1.00% 2.00% 0.30% Beginning with the Pricing Date that occurs on the Amendment Period End Date, the Applicable Margin means the rates per annum determined in accordance with the following schedule: Level Total Leverage Ratio for Such Pricing Date Applicable Margin for Base Rate Loans and Reimbursement Obligations shall be: Applicable Margin for SOFR Loans and L/C Fee shall be: Applicable Margin for Commitment Fee shall be: V Greater than 2.5 to 1.0 2.00% 3.00% 0.50% IV Less than or equal to 2.5 to 1.0, but greater than 2.0 to 1.0 1.75% 2.75% 0.45%

Level Total Leverage Ratio for Such Pricing Date Applicable Margin for Base Rate Loans and Reimbursement Obligations shall be: Applicable Margin for SOFR Loans and L/C Fee shall be: Applicable Margin for Commitment Fee shall be: III Less than or equal to 2.0 to 1.0, but greater than 1.5 to 1.0 1.50% 2.50% 0.40% II Less than or equal to 1.5 to 1.0, but greater than 1.0 to 1.0 1.25% 2.25% 0.35% I Less than or equal to 1.0 to 1.0 1.00% 2.00% 0.30% For purposes hereof, the term “Pricing Date” means, for any fiscal quarter of Ultimate Parent, the date on which Administrative Agent is in receipt of Ultimate Parent’s most recent financial statements (and, in the case of the year-end financial statements, audit report) required to be delivered pursuant to Sections 6.5(a) and (b). The Applicable Margin shall be established based on the Total Leverage Ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Loan Parties have not delivered the Ultimate Parent financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 6.5, until such financial statements and audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., Level VII shall apply (or after the Amendment Period End Date, Level V). If the Loan Parties subsequently deliver such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by Administrative Agent in accordance with the foregoing shall be conclusive and binding on Borrower and the Lenders absent manifest error. If, as a result of any restatement of or other adjustment to the financial statements of Ultimate Parent, Borrower or Administrative Agent determines that (i) the Total Leverage Ratio as of any applicable date was inaccurate and (ii) a proper calculation of the Total Leverage Ratio would have resulted in higher pricing for such period, Borrower shall immediately and retroactively be obligated to pay to Administrative Agent for the account of the applicable Lenders or applicable L/C Issuer, as the case may be, promptly on demand by Administrative Agent (or, if any Event of Default described in Section 8.1(j) or (k) with respect to Borrower has occurred and is continuing, automatically and without further action by Administrative Agent, any Lender or any L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of Administrative Agent, any Lender or any L/C Issuer, as the case may be, under any other provision of the Loan Documents. Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.